Exhibit 10.2

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Minoru Hagio

	Name:	Minoru Hagio
	Title:	Managing Director

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

BANK OF AMERICA, N.A

By:	/s/ Prathamesh Kshirsagar

Name:	Prathamesh Kshirsagar
Title:	Assistant Vice President

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

THE BANK OF NEW YORK MELLON

By:	/s/ John T. Smathers

	Name:	John T. Smathers
	Title:	First Vice President

January 20, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn

	Name:	Ronnie Glenn
	Title:	Vice President

January 20, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

BNP PARIBAS

By:	/s/ Christopher Sked

	Name:	CHRISTOPHER SKED
	Title:	Managing Director

By:	/s/ Nicole Rodriguez

	Name:	Nicole Rodriguez
	Title:	Vice President

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

Citibank, N.A.

By:	/s/ Brian Ike

	Name:	Brian Ike
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

60 Wall Street

New York, New York 10005-2858

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the satisfaction of the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Virginia Cosenza

	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Heidi Sandquist

	Name:	Heidi Sandquist
	Title:	Director

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

HSBC Bank USA, National Association

By:	/s/ Christopher Samms

	Name:	Christopher Samms
	Title:	Senior Vice President #9426

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto. The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

JPMORGAN CHASE BANK, N.A.,

By:	/s/ Matthew C Swickhamer

	Name:	MATTHEW C SWICKHAMER
	Title:	VICE PRESIDENT

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

LLOYDS BANK PLC,

By:	/s/ Stephen Giacolone

	Name:	Stephen Giacolone
	Title:	Assistant Vice President
G011

By:	/s/ Julia Franklin

	Name:	Julia Franklin
	Title:	Vice President
F014

Mitsubishi UFJ Trust and Banking Corporation New York Branch 520 Madison Avenue, 25th Floor New York NY 10022 T: 1-212-838-7700 F: 1-212-755-2349

February 27, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

Mitsubishi UFJ Trust and Banking Corporation

By:	/s/ Makoto Takeda

	Name:	Makoto Takeda
	Title:	Senior Vice President

A member of MUFG, a global financial group

Mizuho Bank, Ltd. Los Angeles Branch 350 South Grand Avenue, Suite 1500 Los Angeles, California 90071 TEL: 213-243-4500 FAX: 213-243-4505

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

Mizuho Bank, Ltd., Los Angeles Branch

By:	/s/ Naoaki Saito

	Name:	Naoaki Saito
	Title:	Joint General Manager

January 23, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

The Norinchukin Bank, New York Branch

By:	/s/ Kenichi Sugita

	Name:	Kenichi Sugita
	Title:	General Manager

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

ROYAL BANK OF CANADA

By:	/s/ Edward D. Herko

Name:	Edward D. Herko
Title:	Authorized Signatory

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

SOCIÉTÉ GÉNÉRALE

By:	/s/ Yao Wang

	Name:	Yao Wang
	Title:	Director

SUMITOMO MITSUI BANKING CORPORATION
Los Angeles Branch 601 South Figueroa Street Suite 1800 Los Angeles, CA 90017 Tel: (213) 452-7800 Fax: (213) 623-6832

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

Sumitomo Mitsui Banking Corporation

By:	/s/ Hiroyuki Suzuki

	Name:	Hiroyuki Suzuki
	Title:	Executive Director

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

The Toronto-Dominion Bank, New York Branch

By:	/s/ Robyn Zeller

	Name:	Robyn Zeller
	Title:	Senior Vice President

March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

U.S. Bank National Association

By:	/s/ Jeff Benedix

	Name:	Jeff Benedix
	Title:	Vice President

Corporate Banking Group MAC N9305-077 90 S. 7th Street Minneapolis, MN 55402 wellsfargo.com
March 2, 2015

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Administrative Agent

1251 Avenue of the Americas

New York, NY 10020-1104

Attention: Lawrence Blat

Ladies and Gentlemen:

Reference is made to the $3,500,000,000 364 Day Credit Agreement dated as of March 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among American Honda Finance Corporation, as Borrower, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other Agents party thereto. Undefined capitalized terms have the meanings set forth therefor in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement and subject to the conditions thereof, the undersigned hereby consents to the request of the Borrower that the Commitment Termination Date be extended to March 4, 2016.

Very truly yours,

Wells Fargo Bank, National Association

/s/ Mark H. Halldorson

Name: Mark H. Halldorson
Title: Director